SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2004

                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-22963                    52-1868665
   ------------------           ----------------            -----------------
    (State or other             (Commission File            (I.R.S. Employer
      jurisdiction                  Number)               Identification No.)
   of incorporation)

   121 Gray Avenue, Santa Barbara, CA                       93101
   ----------------------------------                ---------------------
    (Address of Principal Executive                      (Zip Code)
                Offices)

                                 (805) 963-8727
                        ---------------------------------
              (Registrant's telephone number, including area code)

                        ---------------------------------
         (Former name or former address, if changed, since last report)

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                                TABLE OF CONTENTS
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   Item 7. Financial Statements and Exhibits
   Item 12. Results of Operations and Financial Condition
SIGNATURES
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 7. Financial Statements and Exhibits

(c) Exhibits


Exhibit 99.1--  Press Release of Big Dog Holdings, Inc., dated August 3, 2004.

Item 12. Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 3, 2004, Big Dog Holdings, Inc. issued an earnings release announcing its financial results for the three months ended June 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BIG DOG HOLDINGS, INC.

Dated: August 3, 2004                             By:  /s/ Roberta Morris
                                                       -------------------
                                                       Roberta Morris
                                                       Chief Financial Officer

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Table of Contents
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                                  EXHIBIT INDEX

Exhibit
Number                            Description
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 99.1     Press Release of Big Dog Holdings, Inc., dated August 3, 2004